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                                                                    EXHIBIT 99.2

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                               SECURITY AGREEMENT

                            Dated as of May 16, 2001

                                     between

                         NEXT LEVEL COMMUNICATIONS, INC.

                                       and

                                 MOTOROLA, INC.



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
                                TABLE OF CONTENTS


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Section 1. Definitions and Interpretation............................................ 1
        1.01 Certain Defined Terms................................................... 1
        1.02 Interpretation.......................................................... 3

Section 2. Collateral................................................................ 4
        2.01 Grant................................................................... 4
        2.02 Intellectual Property................................................... 7
        2.03 Perfection.............................................................. 7
        2.04 Preservation and Protection of Security Interests....................... 8
        2.05 Attorney-in-Fact........................................................ 9
        2.06 Special Provisions Relating to Stock Collateral.........................10
        2.07 Use of Intellectual Property............................................11
        2.08 Instruments.............................................................11
        2.09 Use of Collateral.......................................................12
        2.10 Rights and Obligations..................................................12
        2.11 Termination.............................................................13

Section 3. Cash Proceeds of Collateral...............................................13
        3.01 Collateral Account......................................................13
        3.02 Certain Proceeds........................................................13
        3.03 Investment of Balance in Collateral Account.............................14

Section 4. Representations and Warranties............................................14
        4.01 Title...................................................................14
        4.02 Pledged Stock...........................................................14
        4.03 Intellectual Property...................................................15
        4.04 Goods...................................................................16
        4.05 Not a Retail Merchant...................................................16
        4.06 Deposit Accounts........................................................16
        4.07 Investment Property.....................................................16

Section 5. Covenants.................................................................16
        5.01 Books and Records.......................................................16
        5.02 Removals, Etc...........................................................17
        5.03 Sales and Other Liens...................................................17
        5.04 Stock Collateral........................................................17
        5.05 Intellectual Property...................................................17
        5.06 Further Assurances......................................................19
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
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Section 6. Remedies..................................................................19
        6.01 Events of Default, Etc..................................................19
        6.02 Deficiency..............................................................20
        6.03 Private Sale............................................................20
        6.04 Application of Proceeds.................................................21

Section 7. Miscellaneous.............................................................21
        7.01 Waiver..................................................................21
        7.02 Notices.................................................................21
        7.03 Expenses, Etc...........................................................22
        7.04 Amendments, Etc.........................................................22
        7.05 Successors and Assigns..................................................22
        7.06 Survival................................................................23
        7.07 Agreements Superseded...................................................23
        7.08 Severability............................................................23
        7.09 Captions................................................................23
        7.10 Counterparts............................................................23
        7.11 GOVERNING LAW; SUBMISSION TO JURISDICTION...............................23
        7.12 WAIVER OF JURY TRIAL....................................................24


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                               SECURITY AGREEMENT

        This SECURITY AGREEMENT (this "Agreement") dated as of May 16, 2001 is made between NEXT LEVEL COMMUNICATIONS, INC. (the "Borrower") and MOTOROLA, INC. (the "Lender").

        The Credit Agreement dated as of May 16, 2001 (the "Credit Agreement") between the Borrower and the Lender provides, subject to its terms and conditions, for certain extensions of credit to the Borrower. It is a condition to the obligations of the Lender under the Credit Agreement that the Borrower shall have executed and delivered, and granted the Liens provided for in, this Agreement.

        To induce the Lender to enter into, and to extend credit under, the Credit Agreement and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrower has agreed to pledge and grant a security interest in the Collateral as security for the Secured Obligations. Accordingly, the Borrower agrees with the Lender as follows:

Section 1. Definitions and Interpretation.

        1.01 Certain Defined Terms. Unless otherwise defined, all capitalized terms used in this Agreement that are defined in the Credit Agreement (including those terms incorporated by reference) shall have the respective meanings assigned to them in the Credit Agreement. In addition, the following terms shall have the following meanings under this Agreement:

        "Accounts" shall have the meaning assigned to that term in Section 2.01(b).

        "Casualty Event" shall mean, with respect to any Property of any Person, any loss of or damage to, or any condemnation or other taking of, such Property for which such Person or any of its Subsidiaries receives insurance proceeds, or proceeds of a condemnation award or other compensation.

        "Collateral" shall have the meaning assigned to that term in Section
2.01.

        "Collateral Account" shall have the meaning assigned to that term in
Section 3.01.

        "Copyright Collateral" shall mean all Copyrights, whether now owned or hereafter acquired by the Borrower, including each Copyright identified in Annex 2.

        "Copyrights" shall mean, collectively, (a) all copyrights, copyright registrations and applications for copyright registrations, (b) all renewals and extensions of all copyrights, copyright registrations and applications for copyright registration and (c) all rights, now existing or hereafter coming into existence, (i) to all income, royalties, damages and other payments (including in respect of all past, present or future infringements) now or hereafter due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of


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
the foregoing and (iii) otherwise accruing under or pertaining to any of the foregoing throughout the world.

        "Documents" shall have the meaning assigned to that term in Section 2.01(f).

        "Equipment" shall have the meaning assigned to that term in Section 2.01(e).

        "Equity Rights" shall mean, with respect to any Person, any outstanding subscriptions, options, warrants, commitments, preemptive rights or agreements of any kind (including any stockholders' or voting trust arrangements) for the issuance, sale, registration or voting of, or outstanding securities convertible into, any additional shares of capital stock of any class, or partnership or other ownership interests of any type in, such Person.

        "Governmental Approval" shall mean any authorization, consent, approval, license, lease, ruling, permit, waiver, exemption, filing, registration or notice by or with any Governmental Person.

        "Instruments" shall have the meaning assigned to that term in Section 2.01(c).

        "Intellectual Property" shall mean all Copyright Collateral, all Patent Collateral and all Trademark Collateral, together with (a) all inventions, processes, production methods, proprietary information, know-how and trade secrets; (b) all licenses or user or other agreements granted to the Borrower with respect to any of the foregoing, in each case whether now or hereafter owned or used, including the licenses or other agreements with respect to the Copyright Collateral, the Patent Collateral or the Trademark Collateral listed in Annex 5; (c) all Governmental Approvals now held or hereafter obtained by the Borrower in respect of any of the foregoing; and (d) all causes of action, claims and warranties now owned or hereafter acquired by the Borrower in respect of any of the foregoing. It is understood that Intellectual Property shall include all of the foregoing owned or acquired by the Borrower on a worldwide basis.

        "Inventory" shall have the meaning assigned to that term in Section 2.01(d).

        "Investment Property" shall have the meaning assigned to that term in the Uniform Commercial Code, but shall exclude Stock Collateral.

        "Issuers" shall mean, collectively, Virtual Access PLC, a corporation registered in England and Wales, and each Subsidiary, directly or indirectly, of the Borrower that is the issuer (as defined in the Uniform Commercial Code) of any shares of capital stock now owned or hereafter acquired by the Borrower, including the respective corporations identified in Annex 1 under the caption "Issuer."

        "Material Adverse Effect" shall mean a material adverse effect on (a) the financial condition of the Borrower and its Subsidiaries taken as a whole,
(b) the validity or enforceability of this Agreement or any of the other Loan Documents or (c) the rights, remedies and powers of the Lender under the Loan Documents.


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        "Patent Collateral" shall mean all Patents, whether now owned or hereafter acquired by the Borrower, including each Patent identified in Annex 3.

        "Patents" shall mean, collectively, (a) all patents and patent applications, (b) all reissues, divisions, continuations, renewals, extensions and continuations-in-part of all patents or patent applications and (c) all rights, now existing or hereafter coming into existence, (i) to all income, royalties, damages, and other payments (including in respect of all past, present and future infringements) now or hereafter due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and (iii) otherwise accruing under or pertaining to any of the foregoing throughout the world, including all inventions and improvements described or discussed in all such patents and patent applications.

        "Pledged Stock" shall have the meaning assigned to that term in Section 2.01(a).

        "Secured Obligations" shall mean any and all obligations of the Borrower for the performance of its agreements, covenants and undertakings under or in respect of the Loan Documents, including the principal of any Loan, interest, fees and any other amount payable by the Borrower under any Loan Document.

        "Securities Account" shall have the meaning assigned to that term in the Uniform Commercial Code.

        "Stock Collateral" shall have the meaning assigned to that term in
Section 2.01(a).

        "Trademark Collateral" shall mean all Trademarks, whether now owned or hereafter acquired by the Borrower, including each Trademark identified in Annex
4. Notwithstanding the foregoing, the Trademark Collateral shall not include any Trademark which would be rendered invalid, abandoned, void or unenforceable by reason of its being included as part of the Trademark Collateral.

        "Trademarks" shall mean, collectively, (a) all trade names, trademarks and service marks, logos, trademark and service mark registrations and applications for trademark and service mark registrations, (b) all renewals and extensions of any of the foregoing and (c) all rights, now existing or hereafter coming into existence, (i) to all income, royalties, damages and other payments (including in respect of all past, present and future infringements) now or hereafter due or payable under or with respect to any of the foregoing, (ii) to sue for all past, present and future infringements with respect to any of the foregoing and (iii) otherwise accruing under or pertaining to any of the foregoing throughout the world, together, in each case, with the product lines and goodwill of the business connected with the use of, or otherwise symbolized by, each such trade name, trademark and service mark.

        "Uniform Commercial Code" shall mean the Uniform Commercial Code as in effect in the State of New York from time to time or, by reason of mandatory application, any other applicable jurisdiction.


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        1.02 Interpretation. In this Agreement, unless otherwise indicated, the singular includes the plural and plural the singular; words importing either gender include the other gender; references to statutes or regulations are to be construed as including all statutory or regulatory provisions consolidating, amending or replacing the statute or regulation referred to; references to "writing" include printing, typing, lithography and other means of reproducing words in a tangible visible form; the words "including," "includes" and "include" shall be deemed to be followed by the words "without limitation"; references to articles, sections (or subdivisions of sections), exhibits, annexes or schedules are to this Agreement; references to agreements and other contractual instruments shall be deemed to include all subsequent amendments, extensions and other modifications to such instruments (without, however, limiting any prohibition on any such amendments, extensions and other modifications by the terms of any Loan Document); and references to Persons include their respective permitted successors and assigns and, in the case of Governmental Persons, Persons succeeding to their respective functions and capacities.

Section 2. Collateral.

        2.01 Grant. As collateral security for the prompt payment in full when due (whether at stated maturity, by acceleration or otherwise) and performance of the Secured Obligations, the Borrower hereby pledges and grants to the Lender a security interest in all of the Borrower's right, title and interest in and to the following property, whether now owned or hereafter acquired by the Borrower and whether now existing or hereafter coming into existence (collectively, the "Collateral"):

               (a) (i) all of the shares of capital stock of the Issuers represented by the respective certificates identified in Annex 1 and all other shares of capital stock of whatever class of the Issuers, now owned or hereafter acquired by the Borrower, together with in each case the certificates representing the same (collectively, the "Pledged Stock");

                      (ii) all shares, securities, moneys or property representing a dividend on, or a distribution or return of capital in respect of any of the Pledged Stock, resulting from a split-up, revision, reclassification or other like change of any of the Pledged Stock or otherwise received in exchange for any of the Pledged Stock and all Equity Rights issued to the holders of, or otherwise in respect of, any of the Pledged Stock; and

                      (iii) without affecting the obligations of the Borrower under any provision prohibiting such action under any Loan Document, in the event of any consolidation or merger in which any Issuer is not the surviving corporation, all shares of each class of the capital stock of the successor corporation (unless such successor corporation is the Borrower itself) formed by or resulting from such consolidation or merger (collectively, and together with the property described in clauses (i) and (ii) above, the "Stock Collateral");


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               (b) all accounts and general intangibles (each as defined in the
Uniform Commercial Code) of the Borrower constituting a right to the payment of money, whether or not earned by performance, including all moneys due and to become due to the Borrower in repayment of any loans or advances, in payment for goods (including Inventory and Equipment) sold or leased or for services rendered, in payment of tax refunds and in payment of any guarantee of any of the foregoing (collectively, the "Accounts");

               (c) all instruments, chattel paper or letters of credit (to the extent assignable) (each as defined in the Uniform Commercial Code) of the Borrower evidencing, representing, arising from or existing in respect of, relating to, securing or otherwise supporting the payment of, any of the Accounts (collectively, the "Instruments");

               (d) all inventory (as defined in the Uniform Commercial Code) and all other goods of the Borrower that are held by the Borrower for sale, lease or furnishing under a contract of service (including to its Subsidiaries or affiliates), that are so leased or furnished or that constitute raw materials, work in process or material used or consumed in its business, including all spare parts and related supplies, all goods obtained by the Borrower in exchange for any such goods, all products made or processed from any such goods and all substances, if any, commingled with or added to any such goods (collectively, the "Inventory");

               (e) all equipment (as defined in the Uniform Commercial Code) and all other goods of the Borrower that are used or bought for use primarily in its business, including all spare parts and related supplies, all goods obtained by the Borrower in exchange for any such goods, all substances, if any, commingled with or added to such goods and all upgrades and other improvements to such goods, in each case to the extent not constituting Inventory (collectively, the "Equipment");

               (f) all documents of title (as defined in the Uniform Commercial
Code) or other receipts of the Borrower covering, evidencing or representing Inventory or Equipment (collectively, the "Documents");

               (g) all contracts and other agreements of the Borrower relating to the sale or other disposition of all or any part of the Inventory, Equipment or Documents and all rights, warranties, claims and benefits of the Borrower against any Person arising out of, relating to or in connection with all or any part of the Inventory, Equipment or Documents of the Borrower, including any such rights, warranties, claims or benefits against any Person storing or transporting any such Inventory or Equipment or issuing any such Documents;

               (h) all other accounts or general intangibles of the Borrower not constituting Accounts, including, to the extent related to all or any part of the other Collateral, all books, correspondence, credit files, records, invoices, tapes, cards, computer runs and other papers and documents in the possession or under the control of


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the Borrower or any computer bureau or service company from time to time acting for the Borrower;

               (i) the Collateral Account, the deposit accounts listed on Annex 7 and all other deposit accounts maintained by the Borrower; any and all cash or other sums of money, from any source whatsoever, now or hereafter transferred to or comprising any of the foregoing accounts, including any and all interests and dividends or other income derived from any such monies; and all statements, certificates, passbooks and instruments representing any of the foregoing and all cash and other property from time to time received or receivable by, or otherwise distributed to, the Borrower in respect of or in exchange for any of the foregoing;

               (j) all information, customer lists, identification of suppliers, data, plans, blueprints, specifications, designs, drawings, recorded knowledge, surveys, engineering reports, test reports, manuals, materials standards, processing standards, performance standards, catalogs, computer and automatic machinery software and programs; all field repair data, sales data and other information relating to sales or service of products now or hereafter manufactured; and all accounting information and all media in which or on which any information or knowledge or data or records may be recorded or stored and all computer programs used for the compilation or printout of such information, knowledge, records or data;

               (k) (i) all of the equity interests of (1) Outreach Communications, L.L.C., a Delaware limited liability company, (2) Expanse Networks Inc., a Delaware corporation, and (3) Next Level Communications Vietnam Co., Ltd., now owned or hereafter acquired by the Borrower, together with in each case any certificates representing the same (collectively, the "Pledged Interests"); and

                      (ii) all shares, securities, moneys or property representing a dividend on, or a distribution or return of capital in respect of any of the Pledged Interests, resulting from a split-up, revision, reclassification or other like change of any of the Pledged Interests or otherwise received in exchange for any of the Pledged Interests and all Equity Rights issued to the holders of, or otherwise in respect of, any of the Pledged Interests; and

               (l) all Securities Accounts maintained by the Borrower, including, without limitation, those listed on Annex 8 attached hereto, together with the cash, revenues and all other funds to be deposited in the Securities Accounts, and all the investments made by any securities intermediary with the cash funds and other property in the Securities Accounts;

               (m) all other tangible and intangible personal property of the Borrower, including all Intellectual Property and all Investment Property, including that identified on Annex 8; and

               (n) all proceeds and products in whatever form of all or any part of the Collateral, including all proceeds of insurance and all condemnation awards and all


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other compensation for any Casualty Event with respect to all or any part of the
Collateral (together with all rights to recover and proceed with respect to the same), and all accessories to, substitutions for and replacements of all or any part of the Collateral.

Notwithstanding anything herein to the contrary, Collateral shall not include, and the Borrower shall not be deemed to have granted a security interest in (i) any of the Borrower's rights or interests in any license, contract or agreement to which the Borrower is a party or any of its rights or interests thereunder to the extent, but only to the extent, that such a grant would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any such license, contract or agreement;
(ii) any real property; (iii) notes evidencing loans to employees and directors of the Borrower in an aggregate principal amount outstanding not to exceed $1,000,000; (iv) assets owned by the Borrower that are subject to Liens incurred by the Borrower pursuant to Section 8.05 of the Credit Agreement permitting purchase money security interests to the extent a Lien in favor of the Lender is expressly prohibited by the documents creating such Lien, so long as such purchase money security interests are in effect; (v) non-assignable letters of credit, letter of credit rights (but only prior to July 1, 2001) and commercial tort claims; (vi) more than 65% of the outstanding equity interests in any foreign corporation; and (vi) any foreign corporation having total assets the fair market value of which is less than $250,000.

        2.02 Intellectual Property. For the purpose of enabling the Lender to exercise its rights, remedies, powers and privileges under Section 6 at such time or times as the Lender shall be lawfully entitled to exercise such rights, remedies, powers and privileges, and for no other purpose, the Borrower hereby grants to the Lender, to the extent assignable, an irrevocable, nonexclusive license (exercisable without payment of royalty or other compensation to the Borrower) to use, assign the right to license, license or sublicense any of the Intellectual Property of the Borrower, together with reasonable access to all media in which any of the licensed items may be recorded or stored and to all computer programs used for the compilation or printout of such items.

        2.03 Perfection. Concurrently with the execution and delivery of this Agreement, the Borrower shall (i) file such financing statements and other documents in such offices as shall be necessary or as the Lender may reasonably request to perfect and establish the priority (subject only to Liens permitted under Section 8.05 of the Credit Agreement) of the Liens granted by this Agreement, (ii) deliver and pledge to the Lender any and all Instruments reasonably requested by the Lender, endorsed or accompanied by such instruments of assignment and transfer in such form and substance as the Lender may request,
(iii) deliver to the Lender all certificates identified in Annex 1, accompanied by undated stock powers duly executed in blank and (iv) take all such other actions as shall be necessary or as the Lender may reasonably request to perfect and establish the priority (subject only to such permitted Liens) of the Liens granted by this Agreement. Notwithstanding the foregoing, the Borrower shall not be required to take any actions in any foreign country with respect to perfecting the Lender's security interest in the Collateral unless the Lender shall reasonably request in writing that the Borrower do so.

        2.04 Preservation and Protection of Security Interests. The Borrower shall:


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               (a) upon the acquisition after the Effective Date by the Borrower of any Stock Collateral, promptly either (x) transfer and deliver to the Lender all such Stock Collateral (together with the certificates representing such Stock Collateral securities duly endorsed in blank or accompanied by undated stock powers duly executed in blank) or (y) take such other action as the Lender shall deem necessary or appropriate to perfect, and establish the priority of, the Liens granted by this Agreement in such Stock Collateral;

               (b) upon the acquisition after the Effective Date by the Borrower of any Instrument, promptly give notice to the Lender and, upon request thereof, deliver and pledge to the Lender all such Instruments (subject to Section 2.08 below), endorsed or accompanied by such instruments of assignment and transfer in such form and substance as the Lender may request;

               (c) upon the acquisition after the Effective Date by the Borrower of any Equipment covered by a certificate of title or ownership, promptly give notice to the Lender and, upon request thereof, cause the Lender to be listed as the lienholder on such certificate of title and within 120 days thereof deliver evidence of the same to the Lender;

               (d) upon the Borrower's acquiring, or otherwise becoming entitled to the benefits of, any Copyright (or copyrightable material), Patent (or patentable invention), Trademark (or associated goodwill) or other Intellectual Property or upon or prior to the Borrower's filing, either directly or through any agent, licensee or other designee, of any application with any Governmental Person for any Copyright, Patent, Trademark, or other Intellectual Property, in each case after the Effective Date, execute and deliver such contracts, agreements and other instruments as the Lender may reasonably request to evidence, validate, perfect and establish the priority (subject only to Liens permitted under Section 8.05 of the Credit Agreement) of the Liens granted by this Agreement in such and any related Intellectual Property and, if requested by the Lender, amend Annex 2, 3 or 4 (as the case may be), to reflect the inclusion of any such Intellectual Property as part of the Collateral (it being understood that the failure to amend any such Annex shall not affect the Liens granted by this Agreement on any such Intellectual Property); and

               (e) give, execute, deliver, file or record any and all financing statements, notices, contracts, agreements or other instruments, obtain any and all Governmental Approvals and take any and all steps that may be necessary or as the Lender may reasonably request to create, perfect, establish the priority (subject only to Liens permitted under Section 8.05 of the Credit Agreement) of, or to preserve the validity, perfection or priority (subject only to such permitted Liens) of, the Liens granted by this Agreement or to enable the Lender to exercise and enforce its rights, remedies, powers and privileges under this Agreement with respect to such Liens, including causing any or all of the Stock Collateral to be transferred of record into the name of the Lender or its nominee (and the Lender agrees that if any Stock Collateral is transferred into its name or the name of its nominee, the Lender will thereafter promptly give to the Borrower copies of any notices and communications received by it with respect to the


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
Stock Collateral pledged by the Borrower), provided that notices to account debtors in respect of any Accounts or Instruments shall be subject to the provisions of Section 3.02.

Without limiting the generality of Section 2.04(e), the Borrower shall (i) upon the reasonable written request of the Lender, use reasonable commercial efforts to seek consent, from the relevant counterparty, to the collateral assignment of any of the Borrower's rights or interests in any license, contract or agreement to which the Borrower is a party or any of its rights or interests thereunder to the extent that such a collateral assignment would, under the terms of such license, contract or agreement or otherwise, result in a breach of the terms of, or constitute a default under any such license, contract or agreement; (ii) use reasonable commercial efforts to cause to be executed and delivered to the Lender an "authenticated record" within the meaning of Section 9104 of the revised California Uniform Commercial Code (to become effective July 1, 2001) with respect to each deposit account maintained by the Borrower now or hereafter, and the Borrower shall not open any new deposit accounts without causing to be executed and delivered to the Lender such an authenticated record with respect thereto; (iii) use reasonable commercial efforts to cause to be executed and delivered to the Lender a customary "securities account control agreement" with respect to each Securities Account maintained by the Borrower now or hereafter, and (A) the Borrower shall not open any new Securities Accounts without causing to be executed and delivered to the Lender a customary "securities account control agreement" with respect thereto and (B) until such a securities account control agreement is delivered with respect to the Lehman Brothers account listed on Annex 8, the Borrower shall not maintain a balance in such account in excess of $250,000 at any time; (iv) use reasonable commercial efforts to deliver to the Lender all certificates representing the Borrower's ownership interest in Expanse Networks Inc., a Delaware corporation; (v) not later than the earlier of ten (10) days after the date of this Agreement or the date of the second borrowing under the Credit Agreement, deliver to the Lender all certificates representing the Borrower's ownership interests in the companies identified in Annex 1 not previously delivered to the Lender, accompanied by undated stock powers duly executed in blank; and (vi) not later than the earlier of twenty (20) days after the date of this Agreement or the date of the second borrowing under the Credit Agreement, execute and deliver to the Lender the appropriate forms for filing a security interest in the United States Patent and Trademark Office with respect to those United States registered patents and patent applications identified in Annex 3.

        2.05 Attorney-in-Fact.

               (a) Subject to the rights of the Borrower under Sections 2.06, 2.07, 2.08 and 2.09, the Lender is hereby appointed the attorney-in-fact of the Borrower for the purpose of carrying out the provisions of this Agreement and taking any action and executing any instruments which the Lender may deem necessary or reasonably advisable to accomplish the purposes of this Agreement, to preserve the validity, perfection and priority (subject only to Liens permitted under Section 8,05 of the Credit Agreement) of the Liens granted by this Agreement and, following any Event of Default, to exercise its rights, remedies, powers and privileges under this Agreement. This appointment as attorney-in-fact is irrevocable and coupled with an interest. Without limiting the


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
generality of the foregoing, the Lender shall be entitled under this Agreement upon the occurrence and continuation of any Event of Default (i) to ask, demand, collect, sue for, recover, receive and give receipt and discharge for amounts due and to become due under and in respect of all or any part of the Collateral;
(ii) to receive, endorse and collect any Instruments or other drafts, instruments, documents and chattel paper in connection with clause (i) above (including any draft or check representing the proceeds of insurance or the return of unearned premiums); (iii) to file any claims or take any action or proceeding that the Lender may deem necessary or advisable for the collection of all or any part of the Collateral, including the collection of any compensation due and to become due under any contract or agreement with respect to all or any part of the Collateral; and (iv) to execute, in connection with any sale or disposition of the collateral under Section 6, any endorsements, assignments, bills of sale or other instruments of conveyance or transfer with respect to all or any part of the Collateral.

               (b) Without limiting the rights and powers of the Lender under
Section 2.05(a), the Borrower hereby appoints the Lender as its attorney-in-fact, effective the Effective Date and terminating upon the termination of this Agreement, for the purpose of (i) executing on behalf of the Borrower title or ownership applications for filing with appropriate state agencies to enable motor vehicles now owned or hereafter acquired by the Borrower to be retitled and the Lender to be listed as lienholder as to such motor vehicles, (ii) filing such applications with such state agencies and (iii) executing such other documents and instruments on behalf of, and taking such other action in the name of, the Borrower as the Lender may deem necessary or advisable to accomplish the purposes of this Agreement (including the purpose of creating in favor of the Lender a perfected lien on the motor vehicles and exercising the rights and remedies of the Lender under Section 6). This appointment as attorney-in-fact is irrevocable and coupled with an interest.

               (c) Without limiting the rights and powers of the Lender under
Section 2.05(a), the Borrower hereby appoints the Lender as its attorney-in-fact, effective the Effective Date and terminating upon the termination of this Agreement, for the purpose of executing and filing all such contracts, agreements and other documents as are contemplated by Section 2.04(d). This appointment as attorney-in-fact is irrevocable and coupled with an interest.

               (d) The power-of-attorney provided for in this Section 2.06 shall only be used by the Lender if an Event of Default exists or if the Borrower has failed to take the action proposed to be taken by the Lender following Lender's written request therefor.

        2.06 Special Provisions Relating to Stock Collateral.

               (a) So long as no Event of Default shall have occurred and be continuing, the Borrower shall have the right to exercise all voting, consensual and other powers of ownership pertaining to the Stock Collateral for all purposes not inconsistent with the terms of any Loan Document, provided that the Borrower agrees that it will not vote the Stock Collateral in any manner that is inconsistent with the terms of any Loan

Document; and the Lender shall, at the Borrower's expense, execute and deliver to the Borrower or cause to be executed and delivered to the Borrower all such proxies, powers of attorney, dividend and other orders and other instruments, without recourse, as the Borrower may reasonably request for the purpose of enabling the Borrower to exercise the rights and powers which it is entitled to exercise pursuant to this Section 2.06(a).

               (b) So long as no Event of Default shall have occurred and be continuing, the Borrower shall be entitled to receive and retain any dividends on the Stock Collateral.

               (c) If any Event of Default shall have occurred and be continuing, and whether or not the Lender exercises any available right to declare any Secured Obligation due and payable or seeks or pursues any other right, remedy, power or privilege available to it under applicable law, this Agreement or any other Loan Document, all dividends and other distributions on the Stock Collateral shall be paid directly to the Lender and retained by it in the Collateral Account as part of the Stock Collateral, subject to the terms of this Agreement, and, if the Lender shall so request, the Borrower agrees to execute and deliver to the Lender appropriate additional dividend, distribution and other orders and instruments to that end, provided that if such Event of Default is cured, any such dividend or distribution paid to the Lender prior to such cure shall, upon request of the Borrower (except to the extent applied to the Secured Obligations), be returned by the Lender to the Borrower.

        2.07 Use of Intellectual Property. Subject to such action not otherwise constituting a Default and so long as no Event of Default shall have occurred and be continuing, the Borrower will be permitted to exploit, use, enjoy, protect, license, sublicense, assign, sell, dispose of or take other actions with respect to the Intellectual Property in the ordinary course of the business of the Borrower. In furtherance of the foregoing, so long as no Event of Default shall have occurred and be continuing, the Lender shall from time to time, upon the request of the Borrower, execute and deliver any instruments, certificates or other documents, in the form so requested, which the Borrower shall have certified are appropriate (in its judgment) to allow it to take any action permitted above (including relinquishment of the license provided pursuant to Section 2.02 as to any specific Intellectual Property). The exercise of rights, remedies, powers and privileges under Section 6 by the Lender shall not terminate the rights of the holders of any licenses or sublicenses theretofore granted by the Borrower in accordance with the first sentence of this Section 2.07.

        2.08 Instruments. So long as no Event of Default shall have occurred and be continuing, the Borrower may retain for collection in the ordinary course of business any Instruments obtained by it in the ordinary course of business, and the Lender shall, promptly upon the request, and at the expense of, the Borrower, make appropriate arrangements for making any Instruments pledged by the Borrower available to the Borrower for purposes of presentation, collection or renewal. Any such arrangement shall be effected, to the extent deemed appropriate by the Lender, against trust receipt or like document.

        2.09 Use of Collateral. So long as no Event of Default shall have occurred and be continuing, the Borrower shall, in addition to its rights under Sections 2.06, 2.07 and 2.08 in respect of the Collateral contemplated in those sections, be entitled to use and possess the other Collateral and to exercise its rights, title and interest in all contracts, agreements, licenses and Governmental Approvals), subject to the rights, remedies, powers and privileges of the Lender under Sections 3 and 6 and to such use, possession or exercise not otherwise constituting a Default. The Lender will not give a notice of exclusive control, an entitlement order or any other notification to any securities intermediary with respect to any Securities Account unless an Event of Default has occurred and is continuing.

        2.10 Rights and Obligations.

               (a) The Borrower shall remain liable to perform its duties and obligations under the contracts and agreements included in the Collateral in accordance with their respective terms to the same extent as if this Agreement had not been executed and delivered. The exercise by the Lender of any right, remedy, power or privilege in respect of this Agreement shall not release the Borrower from any of its duties and obligations under such contracts and agreements. The Lender shall have no duty, obligation or liability under such contracts and agreements or in respect to any Governmental Approval included in the Collateral by reason of this Agreement or any other Loan Document, nor shall the Lender be obligated to perform any of the duties or obligations of the Borrower under any such contract or agreement or any such Governmental Approval or to take any action to collect or enforce any claim (for payment) under any such contract or agreement or Governmental Approval.

               (b) No Lien granted by this Agreement in the Borrower's right, title and interest in any contract, agreement or Governmental Approval shall be deemed to be a consent by the Lender to any such contract, agreement or Governmental Approval.

               (c) No reference in this Agreement to proceeds or to the sale or other disposition of Collateral shall authorize the Borrower to sell or otherwise dispose of any Collateral except to the extent otherwise expressly permitted by the terms of any Loan Document. Any such permitted disposition, however, shall be free and clear of any Liens created by the Loan Documents on the Collateral disposed of, without, however, terminating any Lien on the proceeds of such disposition.

               (d) The Lender shall not be required to take steps necessary to preserve any rights against prior parties to any part of the Collateral.

        2.11 Termination. When all Secured Obligations shall have been paid in full and the Commitments shall have expired or been terminated, this Agreement shall terminate, and the Lender shall forthwith cause to be assigned, transferred and delivered, against receipt but without any recourse, warranty or representation whatsoever, any remaining Collateral and money received in respect of the Collateral, to or on the order of the Borrower and to be released, canceled and granted back all licenses and rights referred to in
Section 2.02. The Lender shall also execute and deliver to the Borrower upon such termination such Uniform Commercial Code termination statements and such other documentation as shall be reasonably requested by the Borrower to effect the termination and release of the Liens granted by this Agreement on the Collateral.

Section 3. Cash Proceeds of Collateral.

        3.01 Collateral Account. The Lender may establish with a financial institution a cash collateral account (the "Collateral Account") in the name and under the control of the Lender into which there shall be deposited from time to time the cash proceeds of any of the Collateral (including proceeds resulting from insurance or condemnation) required to be delivered to the Lender pursuant to this Agreement after an Event of Default and notice from the Lender to the Borrower and into which the Borrower may from time to time deposit any additional amounts which it wishes to pledge to the Lender as additional collateral security under this Agreement. The balance from time to time in the Collateral Account shall constitute part of the Collateral and shall not constitute payment of the Secured Obligations until applied as provided in this Agreement. Except as expressly provided in the next sentence, the Lender shall remit the collected balance outstanding to the credit of the Collateral Account to or upon the order of the Borrower as the Borrower shall from time to time instruct. However, if any Event of Default shall have occurred and be continuing, the Lender may in its discretion apply or cause to be applied (subject to collection) the balance from time to time outstanding to the credit of the Collateral Account to the payment of the Secured Obligations in the manner specified in section 6. The balance from time to time in the Collateral Account shall be subject to withdrawal only as provided in this paragraph.

        3.02 Certain Proceeds.

        (a) If any Event of Default shall have occurred and be continuing, the Borrower shall, upon request of the Lender, promptly notify (and the Borrower hereby authorizes the Lender so to notify) each account debtor in respect of any Accounts or Instruments that such Collateral has been assigned to the Lender under this Agreement and that any payments due or to become due in respect of such Collateral are to be made directly to the Lender. All such payments made to the Lender shall be immediately deposited in the Collateral Account.

        (b) During the continuation of an Event of Default and following notice by the Lender, the Borrower agrees that if the proceeds of any Collateral (including payments made in respect of Accounts and Instruments) shall be received by it, the Borrower shall as promptly as possible deposit such proceeds into the Collateral Account. To the extent required to be so deposited pursuant to the preceding sentence and until so deposited, all such proceeds shall be held in trust by the Borrower for and as the property of the Lender and shall not be commingled with any other funds or property of the Borrower.

        3.03 Investment of Balance in Collateral Account. Amounts on deposit in the Collateral Account shall be invested from time to time in such Permitted Investments as the Borrower (or, if any Event of Default shall have occurred and be continuing, the Lender) shall determine. All such Permitted Investments shall be held in the name and be under the control of the Lender. At any time after the occurrence and during the continuance of an Event of Default, the Lender may in its discretion at any time and from time to time elect to liquidate any such Permitted Investments and to apply or cause to be applied the proceeds of such action to the payment of the Secured Obligations in the manner specified in Section 6.

Section 4. Representations and Warranties. As of the Effective Date and as of the date of each extension of credit by the Lender, the Borrower represents and warrants to the Lender as follows:

        4.01 Title. The Borrower owns good and marketable title of the Collateral in which it purports to grant a Lien pursuant to this Agreement, and such Collateral is free and clear of all Liens (and, with respect to the Stock Collateral, of any Equity Right in favor of any other Person), except for Liens permitted under Section 8.05 of the Credit Agreement. The Liens granted by this Agreement in favor of the Lender have attached and constitute a perfected security interest in all of such Collateral (other than Intellectual Property registered or otherwise located outside of the United States of America) prior to all other Liens (except such permitted Liens).

        4.02 Pledged Stock.

               (a) The Pledged Stock evidenced by the certificates identified in Annex 1 is duly authorized, validly existing, fully paid and nonassessable, and none of such Pledged Stock is subject to any contractual restriction, or any restriction under the charter or by-laws of the respective Issuer of such Pledged Stock, upon the transfer of such Pledged Stock (except for any such restriction contained in any Loan Document).

               (b) The Pledged Stock evidenced by the certificates identified in Annex 1 constitutes all of the issued and outstanding shares of capital stock of any class of the Issuers beneficially owned by the Borrower on the Effective Date (whether or not registered in the name of the Borrower), and Annex 1 correctly identifies, as at the Effective Date, the respective Issuers of such Pledged Stock, the respective class and par value of the shares comprising such Pledged Stock and the respective number (and registered owners of) of the shares evidenced by each such certificate.

               (c) The Borrower is in the process of liquidating Next Level Communications (Vietnam), a Wholly Owned Subsidiary, the assets of which have a fair market value as of the date hereof of less than $250,000. The certificates representing such Subsidiary are located in Vietnam. The Borrower's ownership interests in OutReach Communications, L.L.C. are uncertificated. The Borrower's ownership interests in Expanse Networks were never certificated.

        4.03 Intellectual Property.

               (a) Annexes 2, 3 and 4 set forth completely and correctly all Copyrights, Patents and Trademarks owned by the Borrower (and, for the avoidance of doubt, any applications or registrations listed on such Annexes are in the name of the Borrower, except as otherwise noted on such Annexes) on the Effective Date except for those Copyrights, Patents and Trademarks that individually or in the aggregate are not material; except pursuant to licenses and other user agreements entered into by the Borrower in the ordinary course of business and listed in Annex 5, the Borrower owns and possesses the right to use, and has done nothing to authorize or enable any other Person to use, any Copyright, Patent or Trademark listed in Annex 2, 3 or 4; all registrations listed in Annexes 2, 3 and 4 are valid and in full force and effect; and, except as may be set forth in Annex 5, the Borrower owns and possesses the right to use all Copyrights, Patents and Trademarks listed in Annexes 2, 3 and 4.

               (b) Annex 5 sets forth completely and correctly all licenses and other user agreements included in the Intellectual Property on the Effective Date except for those licenses and other user agreements that individually or in the aggregate are not material;

               (c) To the Borrower's knowledge, except with respect to any Copyright, Patent or Trademark, the loss of which would not reasonably be expected to result in a Material Adverse Effect, (i) except as set forth in Annex 5, there is no violation by others of any right of the Borrower with respect to any Copyright, Patent or Trademark listed in Annex 2, 3 or 4 and (ii) the Borrower is not infringing in any respect upon any Copyright, Patent or Trademark of any other Person; and no proceedings have been instituted and are pending against the Borrower or, to the Borrower's knowledge, have been threatened against, and no claim has been received by, the Borrower, alleging any such violation, except as may be set forth in Annex 5.

               (d) The Borrower does not own any Trademarks registered in the United States of America to which the last sentence of the definition of Trademark Collateral applies, to the extent the loss or termination of any or all such Trademarks would reasonably be expected to result in a Material Adverse Effect.

        4.04 Goods. Any goods now or hereafter manufactured or otherwise produced by the Borrower or any of its Subsidiaries included in the Collateral have been and will be produced in compliance with the requirements of the Fair Labor Standards Act.

        4.05 Not a Retail Merchant. Sales for resale (including sales of goods to a contractor, who is required to be licensed, for the purposes of incorporating such goods at any time into improvements or repairs to real property) of the Borrower were not less than 75% in dollar volume of the Borrower's total sales of goods during the 12 months preceding the filing of the financing statement perfecting the security interest in the Inventory.

        4.06 Deposit Accounts. Annex 7 sets forth completely and correctly all deposit accounts maintained by the Borrower as of the date hereof.

        4.07 Investment Property. Annex 8 sets forth completely and correctly each item of Investment Property owned by the Borrower as of the date hereof having a fair market value (or book value, if fair market value is not reasonably ascertainable) in excess of $100,000 as of the date hereof.

Section 5. Covenants.

        5.01 Books and Records. The Borrower shall:

               (a) keep full and accurate books and records relating to the Collateral and stamp or otherwise mark such books and records in such manner as the Lender may reasonably require in order to reflect the Liens granted by this Agreement;

               (b) furnish to the Lender from time to time (but, unless a Default shall have occurred and be continuing, no more frequently than quarterly) statements and schedules further identifying and describing the Copyright Collateral, the Patent Collateral and the Trademark Collateral and such other reports in connection with the Copyright Collateral, the Patent Collateral and the Trademark Collateral, as the Lender may reasonably request, all in reasonable detail;

               (c) prior to filing, either directly or through an agent, licensee or other designee, any application for any Copyright, Patent or Trademark, furnish to the Lender prompt notice of such proposed filing; and

               (d) permit representatives of the Lender, during normal business hours and upon reasonable notice, to inspect and make abstracts from its books and records pertaining to the Collateral and to discuss its business and affairs with its officers, all to the extent reasonably requested by the Lender so long as any such examination or inspection shall not unreasonably interfere with the operations of the Borrower and its Subsidiaries.

        5.02 Removals, Etc. Without at least 30 days' prior written notice to the Lender, the Borrower shall not (i) (other than in the ordinary course of business), maintain any of its books and records with respect to the Collateral at any office, or permit any Inventory or Equipment to be located anywhere, other than at the address initially indicated for notices to it under Section 7 or at one of the locations identified in Annex 6 or in transit from one of such locations to another or (ii) change its corporate name, or the name under which it does business, from the name shown on the signature pages to this Agreement, or maintain its principal place of business at any place other than at the address initially indicated for notices to it under Section 7.

        5.03 Sales and Other Liens. Except as otherwise permitted under Section
8.04 or Section 8.05 of the Credit Agreement, without the prior written consent of the Lender, the Borrower shall not dispose of any Collateral, create, incur, assume or suffer to exist any Lien upon any Collateral or file or suffer to be on file or authorize to be filed, in any jurisdiction, any financing statement or like instrument with respect to all or any part of the Collateral in which the Lender is not named as the sole secured party for its own benefit.

        5.04 Stock Collateral. The Borrower will cause the Stock Collateral to constitute at all times 100% of the total number of shares of each class of capital stock of each Issuer then outstanding and shall not permit any such Issuer to issue any shares of capital stock other than to the Borrower. The Borrower shall cause all such shares to be duly authorized, validly issued, fully paid and nonassessable and to be free of any contractual restriction or any restriction under the charter or bylaws of the respective Issuer of such Stock Collateral, upon the transfer of such Stock Collateral (except for any such restriction contained in any Loan Document). This Section 5.04 shall not apply to the Stock Collateral consisting of the shares of Virtual Access PLC.

        5.05 Intellectual Property.

               (a) The Borrower (either itself or through licensees) will, for each Trademark, continue to use such Trademark as is necessary (including the use of appropriate notice of registration) in order to maintain such Trademark in full force and effect free from any claim of abandonment for nonuse, and will not (and not permit any licensee or sublicensee to) knowingly omit to do any act whereby any Trademark may become invalidated, in each case except for such Trademarks the loss or termination of which would not reasonably be expected to result in a Material Adverse Effect.

               (b) The Borrower (either itself or through licensees) will not do any act or knowingly omit to do any act whereby any Patent material to the conduct of its business may become abandoned or dedicated.

               (c) The Borrower shall notify the Lender immediately if it knows or has reason to know that any Intellectual Property material to the conduct of its business may become abandoned or dedicated, or of any adverse determination or development (including the institution of, or any such determination or development in, any proceeding before any Governmental Person) regarding the Borrower's ownership of any Intellectual Property material to its business, its right to copyright, patent or register the same (as the case may be), or its right to keep, use and maintain the same.

               (d) The Borrower will take all necessary steps that are consistent with good business practices in any proceeding before any appropriate Governmental Person to maintain and pursue each application relating to any Intellectual Property (and to obtain the relevant registrations) and to maintain each registration material to the conduct of its business, including payment of maintenance fees, filing of applications for renewal, affidavits of use, affidavits of incontestability and opposition, interference and cancellation proceedings.

               (e) In the event that any Intellectual Property material to the conduct of its business is infringed, misappropriated or diluted by a third party, the Borrower shall notify the Lender within (10) days after it learns of such event and shall, if consistent with good business practice, promptly sue for infringement, misappropriation or dilution, seek temporary restraints and preliminary injunctive relief to the extent practicable, seek to recover any and all damages for such infringement, misappropriation or dilution and take such other actions as are appropriate under the circumstances to protect such Collateral.

               (f) The Borrower shall, prosecute diligently any application for any Intellectual Property pending as of the date of this Agreement or thereafter made until the termination of this Agreement, make application on uncopyrighted but copyrightable material, unpatented but patentable inventions and unregistered but registerable Trademarks and preserve and maintain all rights in applications for any Intellectual Property; provided, however, that the Borrower shall have no obligation to make any such application if making such application would be unnecessary or imprudent in the good faith business judgment of the Borrower or is otherwise immaterial. Any expenses incurred in connection with such an application shall be borne by the Borrower. The Borrower shall not abandon any right to file a application for any material Intellectual Property or any pending application in the United States without the consent of the Lender, which consent shall not be unreasonably withheld.

               (g) After an Event of Default, the Lender shall have the right but shall in no way be obligated to bring suit in its own name to enforce the Copyrights, Patents and Trademarks and any license under such Intellectual Property, in which event the Borrower shall, at the request of the Lender, do any and all lawful acts and execute and deliver any and all proper documents required by the Lender in aid of such enforcement action.

        5.06 Further Assurances. The Borrower agrees that, from time to time upon the written request of the Lender, the Borrower will execute and deliver such further documents and do such other acts and things as the Lender may reasonably request in order fully to effect the purposes of this Agreement.

Section 6. Remedies.

        6.01 Events of Default, Etc. If any Event of Default shall have occurred and be continuing:

               (a) the Lender in its discretion may require the Borrower to, and the Borrower shall, assemble the Collateral owned by it at such place or places, reasonably convenient to both the Lender and the Borrower, designated in the Lender's request;

               (b) the Lender in its discretion may make any reasonable compromise or settlement it deems desirable with respect to any of the Collateral and may extend the time of payment, arrange for payment in installments, or otherwise modify the terms of, all or any part of the Collateral;

               (c) the Lender in its discretion may, in its name or in the name of the Borrower or otherwise, demand, sue for, collect or receive any money or property at any time payable or receivable on account of or in exchange for all or any part of the Collateral, but shall be under no obligation to do so;

               (d) the Lender in its discretion may, upon ten Business Days' prior written notice to the Borrower of the time and place, with respect to all or any part of the Collateral which shall then be or shall thereafter come into the possession, custody or control of the Lender or any of its agents, sell, lease or otherwise dispose of all or any part of such Collateral, at such place or places as the Lender deems best, for cash, for credit or for future delivery (without thereby assuming any credit risk) and at public or private sale, without demand of performance or notice of intention to effect any such disposition or of time or place of any such sale (except such notice as is required above or by applicable statute and that cannot be waived), and the Lender or any other Person may be the purchaser, lessee or recipient of any or all of the Collateral so disposed of at any public sale (or, to the extent permitted by law, at any private sale) and thereafter hold the same absolutely, free from any claim or right of whatsoever kind, including any right or equity of redemption (statutory or otherwise), of the Borrower, any such demand, notice and right or equity being hereby expressly waived and released. In the event of any sale, license or other disposition of any of the Trademark Collateral, the goodwill connected with and symbolized by the Trademark Collateral subject to such disposition shall be included, and the Borrower shall supply to the Lender or its designee, for inclusion in such sale, assignment or other disposition, all Intellectual Property relating to such Trademark Collateral. The Lender may, without notice or publication, adjourn any public or private sale or cause the same to be adjourned from time to time by announcement at the time and place fixed for the sale, and such sale may be made at any time or place to which the sale may be so adjourned; and

               (e) the Lender shall have, and in its discretion may exercise, all of the rights, remedies, powers and privileges with respect to the Collateral of a secured party under the Uniform Commercial Code (whether or not the Uniform Commercial Code is in effect in the jurisdiction where such rights, remedies, powers and privilege are asserted) and such additional rights, remedies, powers and privilege to which a secured party is entitled under the laws in effect in any jurisdiction where any rights, remedies, powers and privileges in respect of this Agreement or the Collateral may be asserted, including the right, to the maximum extent permitted by law, to exercise all voting, consensual and other powers of ownership pertaining to the Collateral as if the Lender were the sole and absolute owner of the Collateral (and the Borrower agrees to take all such action as may be appropriate to give effect to such right).

The proceeds of, and other realization upon, the Collateral by virtue of the exercise of remedies under this Section 6.01 and of the exercise of the license granted to the Lender in Section 2.02 shall be applied in accordance with
Section 6.04.

        6.02 Deficiency. If the proceeds of, or other realization upon, the Collateral by virtue of the exercise of remedies under Section 6.01 and of the exercise of the license granted by the Lender in Section 2.02 are insufficient to cover the costs and expenses of such exercise and the payment in full of the other Secured Obligations, the Borrower shall remain liable for any deficiency.

        6.03 Private Sale.

               (a) The Lender shall incur no liability as a result of the sale, lease or other disposition of all or any part of the Collateral at any private sale pursuant to Section 6.01 conducted in a commercially reasonable manner. The Borrower hereby waives any claims against the Lender arising by reason of the fact that the price at which the Collateral may have been sold at such a private sale was less than the price which might have been obtained at a public sale or was less than the aggregate amount of the Secured

Obligations, even if the Lender accepts the first offer received and does not offer the Collateral to more than one offeree.

               (b) The Borrower recognizes that, by reason of certain prohibitions contained in the Securities Act of 1933 and applicable state securities laws, the Lender may be compelled, with respect to any sale of all or any part of the Collateral, to limit purchasers to those who will agree, among other things, to acquire the Collateral for their own account, for investment and not with a view to distribution or resale. The Borrower acknowledges that any such private sales may be at prices and on terms less favorable to the Lender than those obtainable through a public sale without such restrictions, and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner and that the Lender shall have no obligation to engage in public sales and no obligation to delay the sale of any Collateral for the period of time necessary to permit the respective Issuer of such Collateral to register it for public sale.

        6.04 Application of Proceeds. Except as otherwise expressly provided in this Agreement and except as provided below in this Section 6.04, the proceeds of, or other realization upon, all or any part of the Collateral by virtue of the exercise of remedies under Section 6.01 or of the exercise of the license granted in Section 2.02, and any other cash at the time held by the Lender under
Section 3 or this Section 6, shall be applied by the Lender:

        First, to the payment of the costs and expenses of such exercise of remedies, including reasonable out-of-pocket costs and expenses of the Lender, the fees and expenses of its agents and counsel and all other expenses incurred and advances made by the Lender in that connection;

        Next, to the payment in full of the remaining Secured Obligations in such manner as the Lender may determine; and

        Finally, to the payment to the Borrower, or its respective successors or assigns, or as a court of competent jurisdiction may direct, of any surplus then remaining.

        As used in this Section 6, "proceeds" of Collateral shall mean cash, securities and other property realized in respect of, and distributions in kind of, Collateral, including any property received under any bankruptcy, reorganization or other similar proceeding as to the Borrower or any issuer of, or account debtor or other obligor on, any of the Collateral.

Section 7. Miscellaneous.

        7.01 Waiver. No failure on the part of the Lender to exercise and no delay in exercising, and no course of dealing with respect to, any right, power or privilege under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any right, power or privilege under this Agreement or any other Loan Document preclude any other or further exercise thereof or the exercise of any


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
other right, power or privilege. The remedies provided in this Agreement are cumulative and not exclusive of any remedies provided by law.

        7.02 Notices. All notices, requests and other communications provided for herein (including any modifications of, or waivers, requests or consents under, this Agreement) shall be given or made in writing (including by telecopy):

                (a) if to the Borrower, to it at 6085 State Farm Drive, Rohnert Park, CA 94928, Attention of James Wandrey (Telephone No. 707-584-6351, Facsimile No. 707-584-6437); and

                (b) if to the Lender, to it at 1303 East Algonquin Road, Schaumburg, IL 60196, Attention of Michele Tracy (Telephone No. 847-538-5612, Facsimile No. 847-576-4768).

Any party hereto may change its address or telecopy number for notices and other communications hereunder by notice to the other parties hereto. Except as otherwise provided in this Agreement, all such communications shall be deemed to have been duly given when transmitted by telecopier, or personally delivered or, in the case of a mailed notice, upon receipt, in each case given or addressed as aforesaid.

        7.03 Expenses, Etc. The Borrower agrees to pay or to reimburse the Lender for all costs and expenses (including reasonable attorney's fees and expenses) that may be incurred by the Lender in any effort to enforce any of the provisions of Section 6 or any of the obligations of the Borrower in respect of the Collateral or in connection with the preservation of the Lien of, or the rights of the Lender, under this Agreement or with any actual or attempted sale, lease, disposition, exchange, collection, compromise, settlement or other realization in respect of, or care of the Collateral, including all such costs and expenses (and reasonable attorney's fees and expenses) incurred in any bankruptcy, reorganization, workout or other similar proceeding.

        7.04 Amendments, Etc. Except as otherwise expressly provided in this Agreement, any provision of this Agreement may be modified or supplemented only by an instrument in writing duly signed by the Borrower and the Lender.

        7.05 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties hereto and their respective successors and permitted assigns. The Borrower may not assign any of its rights or obligations hereunder or under the other Loan Documents without the prior consent of the Lender. The Lender may assign any of its Loans, its Notes, and its Commitment (but only with the consent of the Borrower, which consent shall not be unreasonably withheld); provided that each such assignment by the Lender of its Loans or Commitment shall be made in such manner so that the same portion of its Loans and Commitment is assigned to the respective assignee. The Lender may furnish any information concerning the Borrower or any of its Subsidiaries in the possession of the Lender from time to time to assignees (including prospective assignees).


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
        7.06 Survival. All representations and warranties made in this Agreement or in any certificate or other document delivered pursuant to or in connection with this Agreement shall survive the execution and delivery of this Agreement or such certificate or other document (as the case may be) or any deemed repetition of any such representation or warranty.

        7.07 Agreements Superseded. This Agreement supersedes all prior agreements and understandings, written or oral, among the parties with respect to the subject matter of this Agreement.

        7.08 Severability. Any provision of this Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

        7.09 Captions. The table of contents and captions and section headings appearing herein are included solely for convenience of reference and are not intended to affect the interpretation of any provision of this Agreement.

        7.10 Counterparts. This Agreement may be executed in any number of counterparts, all of which taken together shall constitute one and the same instrument and any of the parties hereto may execute this Agreement by signing any such counterpart.

        7.11 GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK; PROVIDED, HOWEVER THAT PERFECTION OF SECURITY INTERESTS IN DEPOSIT ACCOUNTS SHALL BE GOVERNED BY THE CALIFORNIA UNIFORM COMMERCIAL CODE. EACH OF THE LENDER AND THE BORROWER HEREBY SUBMITS TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE SOUTHERN DISTRICT OF NEW YORK AND OF ANY NEW YORK STATE COURT SITTING IN NEW YORK CITY FOR THE PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT. EACH OF THE LENDER AND THE BORROWER IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION WHICH IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

        7.12 WAIVER OF JURY TRIAL. EACH OF THE BORROWER AND THE LENDER HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THIS


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
AGREEMENT OR THE TRANSACTIONS CONTEMPLATED BY THIS AGREEMENT.

        IN WITNESS WHEREOF, the parties have caused this Agreement to be duly executed and delivered as of the day and year first above written.



                                    NEXT LEVEL COMMUNICATIONS, INC.


                                    By: /s/ Keith A. Zar
                                    Title:  Senior Vice President, General
                                    Counsel, Chief Administrative Officer and
                                    Secretary


                                    MOTOROLA, INC.


                                    By: /s/ Garth Milne
                                    Title: Senior Vice President and Treasurer


                                       23